Exhibit 99.1
Summary historical combined and unaudited pro forma condensed combined financial data
      The following table sets forth the summary historical combined and unaudited pro forma condensed combined financial data of Mirant North America, LLC (the “Company”) for the periods ended and at the dates indicated below. The Company has derived the audited historical combined financial data as of and for the fiscal years 2003 and 2004 from its audited combined financial statements. The Company has derived the unaudited historical condensed combined financial data for the nine-month periods ended September 30, 2004 and 2005 from its unaudited condensed combined financial statements. In the opinion of the Company’s management, the Company’s unaudited condensed combined financial statements contain all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of its financial position, results of operations and cash flows. The results of operations for the nine-month periods ended September 30, 2004 and 2005 are not necessarily indicative of the operating results to be expected for the full fiscal year.
      The Company’s combined financial statements are presented on a carve-out basis from the historical financial statements of Mirant Corporation and its subsidiaries and include the following entities:

•	Mirant Americas Generation and its subsidiaries;

•	Mirant Peaker, Mirant Potomac and Mirant Zeeland, which are being transferred to the Company under the Plan;

•	the entities that conducted the energy trading business of Mirant; and

•	certain other subsidiaries.
      The unaudited pro forma condensed combined balance sheet data set forth below at September 30, 2005 and pro forma condensed combined income statement data for the year ended December 31, 2004, for the nine months ended September 30, 2005 and for the twelve months ended September 30, 2005 give effect to the Plan of Reorganization (the “Plan”), including:

•	the Financings and the anticipated application of the estimated net proceeds therefrom;

•	the removal of $2,800 million of debt of which $1,700 million will be reinstated as debt of Mirant Americas Generation and $1,100 million that will be paid in full from the proceeds of the Financings and the issuance of New Mirant common stock;

•	the transfer of certain assets and liabilities from Mirant Energy Trading to the Company’s affiliates;

•	the transfer of certain receivables to Mirant Americas or New Mirant;

•	the transfer of $250 million to Mirant Americas in respect of the transfer to the Company of certain assets and liabilities of Mirant’s energy trading business;

•	the removal of reorganization costs; and

•	fresh start accounting in accordance with SOP 90-7, as if applicable.

      The unaudited pro forma condensed combined income statement data gives effect to the Plan and the above referenced transactions as if such events occurred as of the beginning of each period presented, and the unaudited pro forma condensed combined balance sheet data gives effect to the Plan and the above referenced transactions as if such events occurred at September 30, 2005.
      The Company’s unaudited pro forma condensed combined financial data does not purport to present what its actual financial position or results would have been if the events described above had occurred as of the dates indicated and are not necessarily indicative of its future financial position or results. For example, the Company expects its future results to be affected by the following factors, among others:

•	The Company has prepared unaudited pro forma condensed combined financial data which give effect to fresh-start accounting adjustments. The Company does not currently know, however, if fresh start accounting will ultimately be required. However, in accordance with SOP 90-7 the Company will obtain valuations of its assets and liabilities and as a result, the Company expects there may be adjustments in carrying values of certain assets and such adjustments may be material. To the extent actual valuations differ from those used in calculating the unaudited pro forma condensed combined financial data, these differences will be reflected in the Company’s balance sheet under fresh start accounting and may affect the amount of depreciation and amortization expense the Company recognizes in its statement of operations post-emergence.

•	As a result of adopting fresh-start accounting, if required, the book value of the Company’s long-lived assets and the related depreciation and amortization schedules, among other things, will change from that reflected in the Company’s historical combined financial statements. The Company’s future results will not be comparable to the historical combined statement of operations data. Upon the Company’s emergence from bankruptcy, you will not be able to compare certain information reflecting the Company’s results of operations and financial condition to those for periods prior to its emergence from bankruptcy without making adjustments for fresh-start accounting.

•	As a result of the Company’s adoption of fresh start accounting, if required, the fair value of its energy contracts and other intangible assets not currently accounted for at fair value in its historical combined financial statements will be recorded and amortized in future periods. As a result, the Company’s gross margin may be increased or decreased significantly by the non-cash amortization of these energy contracts and other intangible assets.

Summary unaudited pro forma condensed combined financial information

	Pro forma

		Nine months	Twelve months
	Year ended	ended	ended
	December 31,	September 30,	September 30,

(Dollars in millions)	2004	2005	2005

Income statement data:
Total operating revenues(1)	$3,365	$1,710	$2,433
Cost of fuel, electricity and other product(2)	2,519	1,568	2,040

Gross margin	846	142	393
Operating expenses:
Generation facilities rent(3)	106	80	106
Depreciation and amortization	151	113	151
Operations and maintenance	598	434	593
Loss (gain) on sales of assets, net	65	1	1
Impairment loss	2		2

Total operating expenses	922	628	853

Operating income (loss)	(76)	(486)	(460)
Other (expense) income, net	(110)	(92)	(117)
Reorganization items, net	—	—	—
(Benefit) provision for income taxes	(15)	10	(13)

Net income (Loss)	(171)	(588)	(564)

Balance sheet data (at period end):
Cash and cash equivalents	N/A	$25	$25
Funds on deposit(4)	N/A	1,254	1,254
Total assets	N/A	10,581	10,581
Total debt	N/A	2,138	2,138
Equity (deficit) investment by Mirant	N/A	5,299	5,299

Other financial data and ratios:
Capital expenditures, net	$89	$82	$122
Cash interest expense(5)	122	98	130
EBITDA(6)(7)	(49)	(221)	(159)
Adjusted EBITDA(7)(8)	286	321	374

For footnotes to summary unaudited pro forma condensed combined financial information, see next page.

(1)	Total operating revenues includes sales of fuel to affiliates related to price risk management activities provided to such affiliates. As these sales are substantially offset by purchases of fuel from third parties, they have no material impact on the Company’s gross margin.

(2)	Cost of fuel, electricity and other product includes purchases of electricity from affiliates related to price risk management activities provided to such affiliates. As these purchases are substantially offset by sales of electricity to third parties, they have no material impact on the Company’s gross margin.

(3)	Represents rent expense under the Mirant Mid-Atlantic leveraged leases.

(4)	Funds on deposit represents cash on deposit with brokers or posted to counterparties in order to support price risk management activities and other business activities. This amount also includes $200 million of cash to support future issuances of letters of credit.

(5)	Cash interest expense is defined as interest expense minus the amortization of deferred financing costs.

(6)	EBITDA represents net income before interest, income taxes, depreciation and amortization. The Company presents EBITDA because the Company considers it an important supplemental measure of its performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of the Company’s operating results as reported under GAAP. Some of these limitations are:

•	EBITDA does not reflect the Company’s historical cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

•	EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on the Company’s debts;

•	EBITDA does not reflect on tax expense or the cash requirement to pay the Company’s taxes;

•	EBITDA does not include amortization of transition power agreements and other obligations;

•	Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in the Company’s industry may calculate EBITDA differently than the Company does, limiting its usefulness as a comparative measure.

Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to use to invest in the growth of the Company’s business. The Company compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Adjusted EBITDA only supplementally. See the statements of cash flow included in the Company’s financial statements that are a part of this offering memorandum.

(7)	The following table summarizes the calculation of EBITDA and Adjusted EBITDA and provides a reconciliation to net income for the periods indicated:

	Pro forma

		Nine months	Twelve months
	Year ended	ended	ended
	December 31,	September 30,	September 30,

(Dollars in millions)	2004	2005	2005

Net Income (Loss)	$(171)	$(588)	$(564)
Income taxes	(15)	10	(13)
Interest(a)	120	94	126
Depreciation and amortization	151	113	151
Amortization of transition power agreements(b)(c)	(344)	(9)	(69)
Amortization of coal emissions, RMR and tolling(b)	210	159	210

EBITDA	(49)	(221)	(159)
Impairments/Loss on sale of assets, net	67	1	3
Unrealized gains (losses) on price risk management assets and liabilities(d)	1	503	467
Realized losses on transition power agreements(e)	234	8	18
Adjusted EBITDA attributable to New York assets(f)	33	30	45

Adjusted EBITDA	$286	$321	$374

(a)	Included in Other (expense) income, net.

(b)	Included in gross margin.

(c)	Represents the amortization of the liability associated with the TPAs and other obligations. The TPAs expired in June 2004 and January 2005.

(d)	Represents changes in the fair value of derivative financial instruments used to hedge the Company’s generation power output. Rising power prices during the third quarter of 2005 have caused the Company to recognize significant non-cash losses on forward sale positions used to hedge the output of the Company’s generation facilities. In addition, the counterparties to these transactions require the Company to post cash collateral to secure its obligations. The Company expects that losses associated with its current risk management positions to reverse as the Company generates power and settles these contracts in the future.

(e)	Represents realized losses on TPAs, which expired in June 2004 and January 2005.

(f)	Represents EBITDA associated with New York assets that are expected to remain in bankruptcy pending resolution of property tax disputes and other matters.

(8)	The Company presents Adjusted EBITDA as a further supplemental measure of operating performance. The Company prepares Adjusted EBITDA by adjusting EBITDA to eliminate the impact of a number of items the Company does not consider indicative of future operating performance. You are encouraged to evaluate each adjustment and the reasons the Company considers it appropriate for supplemental analysis. As an analytical tool, Adjusted EBITDA is subject to all of the limitations applicable to EBITDA. In addition, in evaluating Adjusted EBITDA, you should be aware that in the future the Company may incur expenses similar to the adjustments in this presentation. The Company’s presentation of Adjusted EBITDA should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items.

Summary historical combined financial information

			Nine months		Twelve months
	Year ended		ended		ended
	December 31,		September 30,		September 30,

(Dollars in millions)	2003	2004	2004	2005	2005

Income statement data:
Total operating revenues(1)	$4,057	$3,568	$2,820	$1,838	$2,586
Cost of fuel, electricity and other product (2)	2,960	2,440	1,961	1,493	1,973

Gross margin	1,097	1,128	859	345	613
Operating expenses:
Generation facilities rent(3)	96	103	78	75	100
Depreciation and amortization	167	129	96	98	131
Operations and maintenance	552	588	438	434	583
Loss (gain) on sales of assets, net(4)	(18)	65	65	1	1
Impairment loss	3,030	2	—	—	2

Total operating expenses	3,827	887	677	608	817

Operating income (loss)	(2,730)	241	182	(263)	(204)
Other (expense) income, net(5)	(222)	(1)	(4)	(630)	(628)
Reorganization items, net(6)	115	149	125	53	77
(Benefit) provision for income taxes	111	(15)	7	10	(13)

Net income from continuing operations	(3,178)	106	46	(956)	(896)
Loss from discontinued operations(7)	(21)	—	—	—	—
Cumulative effect of change in accounting principles(8)	(10)	—	—	—	—

Net income (Loss)	(3,209)	106	46	(956)	(896)

Balance sheet data (at period end):
Cash and cash equivalents	$503	$636	N/A	$254	$254
Funds on deposit(9)	29	324	N/A	1,054	1,054
Total assets	6,296	6,157	N/A	7,875	7,875
Total debt	55	50	N/A	49	49
Deficit investment by Mirant	(439)	(326)	N/A	(1,282)	(1,282)

Other financial data and ratios:
Capital expenditures, net	$151	$89	$49	$82	$122
Cash interest expense(10)	246	5	9	636	641
EBITDA(11)(12)	(3,120)	(113)	(127)	(225)	(210)

For footnotes to summary historical combined financial information, see next page.

(1)	Total operating revenues includes sales of fuel to affiliates related to price risk management activities provided to such affiliates. As these sales are substantially offset by purchases of fuel from third parties, they have no material impact on the Company’s gross margin.

(2)	Cost of fuel, electricity and other product includes purchases of electricity from affiliates related to price risk management activities provided to such affiliates. As these purchases are substantially offset by sales of electricity to third parties, they have no material impact on the Company’s gross margin.

(3)	Represents rent expense under the Mirant Mid-Atlantic leveraged leases.

(4)	The loss on sales of assets for the year ended December 31, 2004 relates primarily to a loss on the sale of three gas-fired turbines.

(5)	Other expense, net, for the nine month and twelve month periods ended September 30, 2005 reflect recognition of post-petition interest on the debt obligations of Mirant Americas Generation and other pre-petition liabilities.

(6)	Reorganization items, net, represents professional fees, estimated bankruptcy claims and other charges directly related to the Chapter 11 proceedings.

(7)	Loss from discontinued operations relates to the Stateline facility disposed of in 2003.

(8)	Cumulative effect of change in accounting principles relates to the January 1, 2003 adoption of new accounting standards.

(9)	Funds on deposit represents cash on deposit with brokers or posted to counterparties in order to support price risk management activities and other business activities.

(10)	Cash interest expense is defined as interest expense minus the amortization of deferred financing costs.

(11)	EBITDA represents net income before interest, income taxes, depreciation and amortization. The Company presents EBITDA because the Company considers it an important supplemental measure of its performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of the Company’s operating results as reported under GAAP. Some of these limitations are:

•	EBITDA does not reflect the Company’s historical cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

•	EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on the Company’s debts;

•	EBITDA does not reflect on tax expense or the cash requirement to pay the Company’s taxes;

•	EBITDA does not include amortization of transition power agreements and other obligations;

•	Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in the Company’s industry may calculate EBITDA differently than the Company does, limiting its usefulness as a comparative measure.

Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to use to invest in the growth of the Company’s business. The Company compensates for these limitations by relying primarily on its GAAP results and using EBITDA only supplementally.

(12)	The following table summarizes the calculation of EBITDA and provides a reconciliation to net income for the periods indicated:

					Twelve months
	Year ended		Nine months ended		ended
	December 31,		September 30,		September 30,

(Dollars in millions)	2003	2004	2004	2005	2005

Net income (Loss)	$ (3,209)	$ 106	$ 46	$ (956)	$ (896)
Income taxes	111	(15)	7	10	(13)
Interest(a)	235	11	8	632	637
Depreciation and amortization	167	129	96	98	131
Amortization of transition power agreements (b)(c)	(424)	(344)	(284)	(9)	(69)

EBITDA	$ (3,120)	$ (113)	$ (127)	$ (225)	$ (210)

(a)	Included in Other (expense) income, net.

(b)	Included in gross margin.

(c)	Represents the amortization of the liability associated with the TPAs and other obligations. The TPAs expired in June 2004 and January 2005.